UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

October 23, 2013

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events

On October 23, 2013, Heritage Financial Corporation (“Heritage”) and Washington Banking Company (“Washington Banking”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 23, 2013 under which Heritage and Washington Banking will enter into a strategic merger, with Washington Banking merging with and into Heritage. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on October 24, 2013, Heritage and Washington Banking intend to provide supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. The slides that will be made available in connection with the presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the Heritage-Washington Banking merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite shareholder and regulatory approvals for the Heritage-Washington Banking merger might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) the ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in Western Washington and the Pacific Northwest in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to the Dodd-

Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) future acquisitions by Heritage of other depository institutions or lines of business; and (17) future goodwill impairment due to changes in Heritage’s business, changes in market conditions, or other factors.

Heritage does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

ADDITIONAL INFORMATION

Heritage will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of Heritage and Washington Banking that also constitutes a prospectus of Heritage, which will be sent to the shareholders of Heritage and Washington Banking. Shareholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Heritage, Washington Banking and the proposed transaction. When filed, this document and other documents relating to the merger filed by Heritage and Washington Banking can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Heritage’s website at http://www.hf-wa.com/docs.aspx?iid=1024198 or by accessing Washington Banking’s website at http://investor.washingtonbanking.info/docs.aspx?iid=1025104. Alternatively, these documents, when available, can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Secretary, 201 Fifth Avenue S.W., Olympia, WA 98501 or by calling (360) 943-1500, or from Washington Banking, upon written request to Washington Banking Company, Secretary, 450 SW Bayshore Drive, Oak Harbor, Washington 98277 or by calling (360) 240-6458.

PARTICIPANTS IN THIS TRANSACTION

Heritage, Washington Banking and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of Heritage relating to its 2013 Annual Meeting of Shareholders filed with the SEC by Heritage on March 19, 2013 and the definitive proxy statement of Washington Banking relating to its 2013 Annual Meeting of Shareholders filed with the SEC on March 26, 2013. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

ITEM 9.01 – Financial Statements and Exhibits.

(d) –Exhibits

The following exhibits are being filed herewith:

99.1	Joint Press Release dated October 23, 2013

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: October 23, 2013	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer